UNITED STATES
             SECURITIES  AND  EXCHANGE  COMMISSION
                    Washington, D.C.  20549





                          FORM  8-K

                        CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): November 17, 1999


                   FRONTIER OIL CORPORATION
     (Exact name of registrant as specified in its charter)



          Wyoming                 001-07627                  74-1895085
(State or other jurisdiction  (Commission File Number)   (I.R.S. Employer
      of incorporation)                                 Identification No.)



                 10000 Memorial Drive, Suite 600
                   Houston, Texas  77024-3411
      (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code:  (713) 688-9600

Item 5.  Other Events

    On November 17, 1999, Frontier Oil Corporation issued a press release announcing the completion of its acquisition of the El Dorado refinery. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents of such Exhibit are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

    (c)  Exhibits

         99.1 Press Release, dated November 17, 1999.

                            SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             FRONTIER OIL CORPORATION




                             By:  /s/ Julie H. Edwards
                                  ----------------------------------
                                  Julie H. Edwards
                                  Senior Vice President Finance and
                                  Chief Financial Officer


Date:  November 18, 1999